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                                                                    EXHIBIT 23.3


                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC

We consent to the reference to our firm under the caption "Legal Matters" in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-48029) and related Prospectus of Waste Connections, Inc. for the registration of up to 2,300,000 shares of its Common Stock.


                                        WILLIAMS, KASTNER & GIBBS PLLC


Seattle, Washington
May 19, 1998